UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 30, 2022

LINCOLN EDUCATIONAL SERVICES CORPORATION

(Exact name of registrant as specified in its chapter)

New Jersey	000-51371	57-1150621

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(973) 736-9340

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K (the “Form 8-K”) of Lincoln Educational Services Corporation (the “Company”) as filed with the Securities and Exchange Commission on November 30, 2022, is to correct the decimal point of the conversion ratio. The number of shares of Common Stock into which the shares of Series A Preferred Stock converted has not changed.

No other changes have been made to the Form 8-K.

Item 8.01	Other Events.

On November 30, 2022, Lincoln Educational Services Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it had exercised in full its right of mandatory conversion of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”). In connection with the conversion, each share of Series A Preferred Stock has been cancelled and converted into the right to receive 423.729 shares of the Company’s Common Stock, no par value per share, and the aggregate 12,700 shares of Series A Preferred Stock outstanding were converted into 5,381,360 shares of Common Stock.

The information contained under this Item 8.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 8.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information under this Item 7.01 in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information contained herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Exhibit Title

99.1	Press Release of the Company, dated November 30, 2022

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: December 1, 2022
	By:	/s/ Brian K. Meyers
	Name:	Brian K. Meyers
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer